Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT

CHIEF FINANCIAL OFFICER

EXANTAS CAPITAL CORP.

717 Fifth Avenue

New York, NY 10022

212-621-3210

EXANTAS CAPITAL CORP.

REPORTS RESULTS FOR

THREE MONTHS AND YEAR ENDED DECEMBER 31, 2019

New York, NY, March 3, 2020 - Exantas Capital Corp. (NYSE: XAN) (“XAN” or the “Company”) reports results for the three months and year ended December 31, 2019.

Significant Items and Highlights

•

GAAP net income allocable to common shares was $0.12 per share-diluted for the three months ended December 31, 2019, including $(0.10) per share-diluted of negative fair value adjustments discussed below.

•	Core Earnings were $0.23 per common share-diluted for the three months ended December 31, 2019 (see Schedule I).
•

Management anticipates the Company will declare a cash dividend of $0.275 per share on its common stock for the first quarter of 2020, which would be a 37.5% increase over the first quarter of 2019 dividend of $0.20 per share.

•	XAN originated or acquired $203.0 million and $942.0 million of new commercial real estate (“CRE”) loans during the three months and year ended December 31, 2019, respectively (see Schedule III).
•	On February 24, 2020, XAN announced the expansion of its CRE debt platform to include fixed-rate CRE loans through its integration of C-III Commercial Mortgage LLC into its Manager.
•	GAAP book value was $14.00 per common share at December 31, 2019 as compared to $14.02 per common share at December 31, 2018.
•

Economic book value, which adjusts for the face redemption amounts of the Company’s outstanding preferred stock and convertible senior notes, was $13.61 per common share at December 31, 2019, up from $13.54 per common share at December 31, 2018 (see Schedule IV).

•

XAN priced a CRE debt securitization on March 2, 2020 that will finance CRE loans of $522.6 million at a weighted average cost of the one-month London Interbank Offered Rate (“LIBOR”) plus 1.43%. The Company intends to purchase $26.1 million and $16.3 million of the Class D notes and Class E notes, respectively, upon close.

Three Months and Year Ended December 31, 2019 Results

•

GAAP net income allocable to common shares was $3.8 million, or $0.12 per share-diluted, and $25.6 million, or $0.81 per share-diluted, for the three months and year ended December 31, 2019, respectively, as compared to GAAP net income allocable to common shares of $7.4 million, or $0.23 per share-diluted, and $7.0 million, or $0.22 per share-diluted, for the three months and year ended December 31, 2018, respectively.

•

GAAP net income allocable to common shares for the three months ended December 31, 2019 includes approximately $(3.2) million, or $(0.10) per share-diluted, of fair value adjustments on the Company’s remaining CRE asset held for sale.

•

Core Earnings were $7.3 million, or $0.23 per common share-diluted, and $34.0 million, or $1.07 per common share-diluted, for the three months and year ended December 31, 2019, respectively, as compared to Core Earnings, adjusted of $7.5 million, or $0.24 per common share-diluted, and $22.3 million, or $0.71 per common share-diluted, for the three months and year ended December 31, 2018, respectively (see Schedule I).

•	Common stock cash dividends of $0.275 and $0.95 per share were declared and paid for the three months and year ended December 31, 2019, respectively.

Additional Items

Commercial Real Estate

•	Substantially all of XAN’s $1.8 billion CRE loan portfolio comprised floating-rate senior whole loans at December 31, 2019.
•	XAN’s CRE floating-rate whole loan portfolio had a weighted average spread of 3.49% over the one-month LIBOR of 1.76% at December 31, 2019.

The following table summarizes XAN’s CRE loan activities and fundings of previous commitments for the three months and years ended December 31, 2019 and 2018 (in millions, except percentages and amounts in footnotes):

	Three Months Ended December 31, 2019	Year Ended December 31, 2019	Three Months Ended December 31, 2018	Year Ended December 31, 2018
New CRE loan commitments	$203.0	$722.5	$274.9	$842.4
New CRE preferred equity investments	—	8.7	—	19.2
Total CRE loan commitments and investments	203.0	731.2	274.9	861.6
Payoffs and paydowns (1)(2)	(182.0)	(643.2)	(203.1)	(575.6)
Previous commitments funded	10.8	43.0	13.3	51.4
New unfunded loan commitments and investments	(13.6)	(53.1)	(30.5)	(81.0)
Net CRE loans funded	18.2	77.9	54.6	256.4

Acquired CRE loans (committed balance)	—	210.8	—	—
Payoffs and paydowns (1)	(22.8)	(39.6)	—	—
Previous commitments funded	—	0.2	—	—
Acquired unfunded loan commitments	—	(14.0)	—	—
Net CRE loans (repaid) acquired	(22.8)	157.4	—	—

Net CRE loans (repaid) funded and acquired	$(4.6)	$235.3	$54.6	$256.4

Weighted average one-month LIBOR floor on new originations and acquisitions (3)	1.80%	2.17%	2.09%	1.86%
Weighted average spread above one-month LIBOR (3)	2.89%	3.31%	3.06%	3.39%
Weighted average unlevered yield, including amortization of origination fees and acquisition costs	5.04%	5.72%	5.72%	5.83%
(1)

CRE loan payoffs and extensions resulted in exit and extension fees of $869,000 and $1.0 million during the three months ended December 31, 2019 and 2018, respectively, and $2.6 million and $3.0 million during the years ended December 31, 2019 and 2018, respectively.

(2)	Activity excludes legacy CRE loans (see Strategic Plan Update).
(3)	Applies to new floating-rate CRE whole loans funded and acquired.

Commercial Mortgage-Backed Securities

XAN’s $582.1 million commercial mortgage-backed securities (“CMBS”) portfolio, at par, had a carrying value of $520.7 million (due substantially to net purchase discounts) and a weighted average coupon of 4.30% at December 31, 2019.

The following table summarizes XAN’s CMBS activities, at face value, for the three months and years ended December 31, 2019 and 2018 (in millions, except percentages):

	Three Months Ended December 31, 2019	Year Ended December 31, 2019	Three Months Ended December 31, 2018	Year Ended December 31, 2018
CMBS acquisitions	$73.0	$147.2	$83.2	$252.3
Sales	—	(0.6)	(4.9)	(14.9)
Principal paydowns	(22.9)	(56.4)	(6.7)	(20.9)
CMBS acquisitions, net	$50.1	$90.2	$71.6	$216.5

Weighted average coupon at the respective period end (1)	3.99%	4.22%	4.71%	4.57%
(1)	Applies to new CMBS acquired during the respective periods.

Commercial Real Estate Securitizations

•

XAN priced a CRE debt securitization on March 2, 2020 that will finance CRE loans of $522.6 million and issue $435.7 million of non-recourse, floating-rate notes, of which $393.3 million will be sold to third parties at a weighted average cost of one-month LIBOR plus 1.30%. The Company intends to purchase $26.1 million and $16.3 million of the Class D notes and Class E notes, respectively, rated BBB(high)(sf) and BBB(low)(sf), respectively, upon close.

Liquidity

•	At February 28, 2020, XAN had available liquidity of $138.7 million from two primary sources:
•	unrestricted cash and cash equivalents of $70.2 million; and
•	approximately $68.5 million from available financing of unlevered CRE loans and CMBS.
•	In January 2020, the 8.00% convertible senior notes due 2020 were paid off upon maturity.

Common Stock Book Value, Economic Book Value and Total Stockholders’ Equity

The following table rolls forward XAN’s common stock book value from September 30, 2019 to December 31, 2019 and reconciles common stock book value to economic book value (a non-GAAP measure) at December 31, 2019 (see Schedule IV) (in thousands, except per share data and amounts in footnotes):

	Total Amount	Per Share Amount
Common stock book value at September 30, 2019 (1)	$444,070	$14.12
Net income allocable to common shares	3,798	0.12
Change in other comprehensive income:
Available-for-sale securities	(1,139)	(0.04)
Derivatives	1,804	0.06
Common stock dividends	(8,651)	(0.28)
Common stock dividends on unvested shares	(116)	—
Accretion from additional shares outstanding at December 31, 2019 (2)	676	0.02
Total net decrease	(3,628)	(0.12)
Common stock book value at December 31, 2019 (1)(3)	$440,442	$14.00

Reconciling items in arriving at economic book value at December 31, 2019:
Non-cash convertible senior notes’ unamortized discounts:
4.50% Convertible Senior Notes	(8,133)	(0.26)
8.00% Convertible Senior Notes	(6)	—
Series C Preferred Stock redemption value in excess of carrying value	(4,045)	(0.13)
Economic book value at December 31, 2019	$428,258	$13.61
(1)

Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 420,962 and 424,164 shares at December 31, 2019 and September 30, 2019, respectively. The denominators for the calculations are 31,459,632 and 31,446,738 at December 31, 2019 and September 30, 2019, respectively.

(2)	Per share amount calculations include 12,894 additional shares of restricted stock that vested during the three months ended December 31, 2019.
(3)	Common stock book value is calculated as total stockholders’ equity of $556.4 million less preferred stock equity of $116.0 million at December 31, 2019.

The following table presents the economic book value per common share at the dates presented:

	At December 31, 2019	At September 30, 2019	At June 30, 2019	At March 31, 2019	At December 31, 2018
Economic book value	$13.61	$13.71	$13.63	$13.60	$13.54

Investment Portfolio

The following table summarizes the amortized cost and net carrying amount of XAN’s investment portfolio at December 31, 2019, classified by asset type (in thousands, except percentages and amounts in footnotes):

At December 31, 2019	Amortized Cost	Net Carrying Amount	Percent of Portfolio	Weighted Average Coupon
Core Assets:
CRE whole loans (1)(2)	$1,749,093	$1,747,633	75.10%	5.52%
CRE mezzanine loan and preferred equity investments (2)	30,848	30,848	1.33%	11.18%
CMBS, fixed-rate (3)	132,235	138,039	5.93%	4.10%
CMBS, floating-rate (3)	382,659	382,675	16.44%	4.39%
Total Core Assets	2,294,835	2,299,195	98.80%
Non-Core Assets:
Legacy CRE assets (4)(5)	35,539	28,004	1.20%	1.47%

Total Core and Non-Core Assets	$2,330,374	$2,327,199	100.00%
(1)	Net carrying amount includes an allowance for loan losses of $1.5 million at December 31, 2019.
(2)	Classified as CRE loans on the consolidated balance sheet.
(3)	Classified as investment securities available-for-sale on the consolidated balance sheet.
(4)	Includes one legacy CRE loan with an amortized cost of $11.5 million classified as a CRE loan on the consolidated balance sheet as XAN intends to hold this loan to maturity.
(5)	Net carrying amount includes a lower of cost or market value adjustment at December 31, 2019.

Strategic Plan Update

In November 2016, XAN’s board of directors approved the strategic plan (the “Plan”). The Plan contemplated disposing of certain loans underwritten prior to 2010, exiting non-core businesses and investments and maintaining a dividend policy based on sustainable earnings. XAN has substantially completed the execution of the Plan.

In November 2019, XAN foreclosed on the remaining legacy CRE loan held for sale. The property is being marketed for sale and is classified as an asset held for sale on the consolidated balance sheet at December 31, 2019. At December 31, 2019, XAN had approximately $28.0 million remaining of the $480.1 million of identified Plan assets.

Supplemental Information

The following schedules of reconciliations and supplemental information at December 31, 2019 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income (Loss) to Core Earnings;
•	Schedule II - Summary of Securitization Performance Statistics;
•	Schedule III - CRE Loan Activities;
•	Schedule IV - Economic Book Value Per Share; and
•	Schedule V - Supplemental Information.

About Exantas Capital Corp.

Exantas Capital Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and other commercial real estate-related debt investments.

The Company is externally managed by Exantas Capital Manager Inc. (the “Manager”), which is an indirect wholly-owned subsidiary of C-III Capital Partners LLC, a leading commercial real estate investment management and services company engaged in a broad range of activities.

For more information, please visit XAN’s website at www.exantas.com or contact investor relations at IR@exantas.com.

Safe Harbor Statement

Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. XAN’s actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;
•	the availability of debt and equity capital to acquire and finance investments;
•	defaults or bankruptcies by borrowers on XAN’s loans or on loans underlying its investments;
•	adverse market trends that have affected and may continue to affect the value of real estate and other assets underlying XAN’s investments;
•	increases in financing or administrative costs; and
•	general business and economic conditions that have in the past impaired and may in the future impair the credit quality of borrowers and XAN’s ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which XAN is subject, see Item 1A, “Risk Factors,” included in its most recent Annual Report on Form 10-K and the risks expressed in its other public filings with the Securities and Exchange Commission (the “SEC”).

XAN cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to XAN or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, XAN undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Furthermore, certain non-GAAP financial measures are discussed in this release. XAN’s presentation of this information is not intended to be considered in isolation of or as a substitute for the financial information presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are set forth in Schedule I and Schedule IV of this release and can be accessed through XAN’s filings with the SEC at www.sec.gov.

The remainder of this release contains XAN’s unaudited (2019) and audited (2018) consolidated balance sheets, unaudited (fourth quarter ended 2019 and 2018 and year ended 2019) and audited (year ended 2018) consolidated statements of operations, a reconciliation of GAAP net income (loss) to Core Earnings, a summary of securitization performance statistics, a summary of XAN’s CRE loan activities, a reconciliation of XAN’s common stock book value to its economic book value and supplemental information regarding XAN’s CRE loan portfolio.

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	December 31,
	2019	2018
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$79,958	$82,816
Restricted cash	14,476	12,658
Accrued interest receivable	8,042	8,198
CRE loans, net of allowances of $1,460 and $1,401	1,789,985	1,551,967
Investment securities available-for-sale	520,714	418,998
Principal paydowns receivable	19,517	32,083
Investments in unconsolidated entities	1,548	1,548
Derivatives, at fair value	30	985
Other assets	3,290	4,015
Assets held for sale	16,766	17,645
Total assets	$2,454,326	$2,130,913
LIABILITIES (2)
Accounts payable and other liabilities	$3,408	$7,550
Management fee payable	701	938
Accrued interest payable	4,408	4,224
Borrowings	1,872,577	1,554,223
Distributions payable	10,492	7,265
Derivatives, at fair value	4,558	1,043
Accrued tax liability	38	31
Liabilities held for sale	1,746	1,820
Total liabilities	1,897,928	1,577,094
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding	5	5
Common stock, par value $0.001: 125,000,000 shares authorized; 31,880,594 and 31,657,499 shares issued and outstanding (including 420,962 and 422,671 unvested restricted shares)	32	32
Additional paid-in capital	1,085,041	1,082,677
Accumulated other comprehensive income (loss)	1,821	(3,057)
Distributions in excess of earnings	(530,501)	(525,838)
Total stockholders’ equity	556,398	553,819
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,454,326	$2,130,913

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS - (Continued)

(in thousands, except share and per share data)

	December 31,
	2019	2018
	(unaudited)
(1) Assets of consolidated variable interest entities (“VIEs”) included in total assets above:
Restricted cash	$532	$6,189
Accrued interest receivable	3,780	3,548
CRE loans, pledged as collateral	957,045	700,986
Principal paydowns receivable	19,239	31,914
Other assets	25	157
Total assets of consolidated VIEs	$980,621	$742,794
(2) Liabilities of consolidated VIEs included in total liabilities above:
Accounts payable and other liabilities	$175	$75
Accrued interest payable	897	709
Borrowings	746,439	501,045
Total liabilities of consolidated VIEs	$747,511	$501,829

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
	(unaudited)	(unaudited)	(unaudited)
REVENUES
Interest income:
CRE loans	$27,771	$29,486	$118,060	$103,800
Securities	6,628	5,722	26,190	18,600
Other	125	118	636	379
Total interest income	34,524	35,326	144,886	122,779
Interest expense	20,149	19,751	83,837	67,616
Net interest income	14,375	15,575	61,049	55,163
Other revenue	24	38	101	120
Total revenues	14,399	15,613	61,150	55,283
OPERATING EXPENSES
Management fees	2,092	2,812	8,954	11,250
Equity compensation	565	334	2,212	2,717
General and administrative	3,234	2,723	10,392	10,666
Depreciation and amortization	8	9	47	77
Impairment losses	—	934	—	934
(Recovery of) provision for loan losses, net	—	(335)	58	(1,595)
Total operating expenses	5,899	6,477	21,663	24,049

	8,500	9,136	39,487	31,234
OTHER INCOME (EXPENSE)
Equity in (losses) earnings of unconsolidated entities	—	(14)	—	217
Net realized and unrealized gain on investment securities available-for-sale and loans and derivatives	—	70	4	639
Net realized and unrealized gain on investment securities, trading	—	—	—	53
Fair value adjustments on financial assets held for sale	(3,225)	(932)	(4,682)	(7,176)
Other income	1,149	1,422	1,408	1,996
Total other (expense) income	(2,076)	546	(3,270)	(4,271)

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	6,424	9,682	36,217	26,963
Income tax benefit	—	312	—	343
NET INCOME FROM CONTINUING OPERATIONS	6,424	9,994	36,217	27,306
NET (LOSS) INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	(39)	(40)	(251)	121
NET INCOME	6,385	9,954	35,966	27,427
Net income allocated to preferred shares	(2,587)	(2,587)	(10,350)	(12,972)
Consideration paid in excess of carrying value of preferred shares	—	—	—	(7,482)
NET INCOME ALLOCABLE TO COMMON SHARES	$3,798	$7,367	$25,616	$6,973
NET INCOME PER COMMON SHARE - BASIC:
CONTINUING OPERATIONS	$0.12	$0.24	$0.82	$0.22
DISCONTINUED OPERATIONS	—	—	—	—
TOTAL NET INCOME PER COMMON SHARE - BASIC	$0.12	$0.24	$0.82	$0.22
NET INCOME PER COMMON SHARE - DILUTED:
CONTINUING OPERATIONS	$0.12	$0.23	$0.81	$0.22
DISCONTINUED OPERATIONS	—	—	—	—
TOTAL NET INCOME PER COMMON SHARE - DILUTED	$0.12	$0.23	$0.81	$0.22
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	31,456,377	31,234,840	31,430,113	31,198,319
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	31,778,121	31,545,173	31,670,356	31,383,102

SCHEDULE I

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO CORE EARNINGS

(unaudited)

Core Earnings is a non-GAAP financial measure that XAN uses to evaluate its operating performance.

Core Earnings exclude the effects of certain transactions and GAAP adjustments that XAN believes are not indicative of its current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets, such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE assets and other non-CRE assets designated as assets held for sale at the initial measurement date of December 31, 2016.

Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets,(1)(2) (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.

Although pursuant to the Third Amended and Restated Management Agreement XAN calculates incentive compensation using Core Earnings that exclude incentive compensation payable to the Manager, XAN includes incentive compensation payable to the Manager in calculating Core Earnings for reporting purposes.

Core Earnings allocable to common shares, adjusted (“Core Earnings Adjusted”) is a non-GAAP financial measure used to evaluate XAN’s operating performance. Core Earnings Adjusted exclude certain non-recurring items and the results of certain transactions that are not indicative of XAN’s ongoing operating performance.

Core Earnings and Core Earnings Adjusted do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or as measures of liquidity under GAAP. XAN’s methodology for calculating Core Earnings and Core Earnings Adjusted may differ from methodologies used by other companies to calculate similar supplemental performance measures, and, accordingly, its reported Core Earnings and Core Earnings Adjusted may not be comparable to similar performance measures used by other companies.

The following table provides a reconciliation from GAAP net income allocable to common shares to Core Earnings allocable to common shares and Core Earnings allocable to common shares, adjusted for the periods presented (in thousands, except per share data and the amounts in the footnotes):

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income allocable to common shares - GAAP	$3,798	$7,367	$25,616	$6,973
Adjustment for realized gains on CRE assets (3)	—	(70)	—	(520)
Net income allocable to common shares - GAAP, adjusted	3,798	7,297	25,616	6,453

Reconciling items from continuing operations:
Non-cash equity compensation expense	565	334	2,212	2,717
Non-cash (recovery of) provision for CRE loan losses	—	(335)	58	(1,427)
Litigation settlement expense (4)	—	—	—	(2,167)
Non-cash amortization of discounts or premiums associated with borrowings	735	780	2,842	3,169
Income tax benefit from non-core investments (1)(2)	—	(312)	—	(343)
Net realized gain on non-core assets (1)(2)	—	(1,449)	(123)	(1,925)
Net income from non-core assets (2)	(895)	(3)	(871)	(12)

Reconciling items from discontinued operations and CRE assets:
Net interest income on legacy CRE loans	(161)	(843)	(747)	(1,856)
Realized gain on liquidation of CRE loans	—	—	—	(1,000)
Operating expenses on legacy CRE loans	—	—	—	187
Fair value adjustments on legacy CRE assets	3,268	964	4,725	7,224
Net loss from other non-CRE investments held for sale	—	—	—	508
Loss (income) from discontinued operations, net of taxes	39	40	251	(121)
Core Earnings before realized gain (loss) on CRE assets	7,349	6,473	33,963	11,407

Adjustment for realized loss on CRE loan	—	—	—	(2,332)
Adjustment for realized gain on CRE-related investment	—	70	—	352
Core Earnings allocable to common shares	7,349	6,543	33,963	9,427

Reconciling items in arriving at Core Earnings allocable to common shares, adjusted:
Realized loss on sale of a previously impaired CRE loan	—	—	—	2,332
Loss on redemption of Series B Preferred Stock	—	—	—	7,482
Litigation settlement expense	—	—	—	2,167
Impairment on legacy CMBS investment	—	934	—	934
Core Earnings allocable to common shares, adjusted (5)(6)(7)	$7,349	$7,477	$33,963	$22,342

Weighted average common shares - diluted	31,778	31,545	31,670	31,383

Core Earnings per common share - diluted	$0.23	$0.21	$1.07	$0.30
Core Earnings per common share, adjusted - diluted (5)(6)(7)	$0.23	$0.24	$1.07	$0.71
(1)	Income tax benefit from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.
(2)

Non-core assets are investments and securities owned by XAN at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE assets and (v) other non-CRE assets included in assets held for sale.

(3)

Includes realized gains of $70,000, or $0.00 per common share-diluted, and $352,000, or $0.01 per common share-diluted, in connection with the sale of CMBS for the three months and year ended December 31, 2018, respectively, and a realized recovery of CRE loan loss provision of $168,000, or $0.01 per common share-diluted, in connection with the sale of a previously impaired, 2013 vintage CRE loan for the year ended December 31, 2018.

(4)	Reflects the payment of the settlement of a securities litigation, previously accrued in 2017, for the year ended December 31, 2018.
(5)

Core Earnings, adjusted exclude a realized loss of $(2.3) million, or $(0.07) per common share-diluted, for the year ended December 31, 2018 in connection with the sale of a previously impaired, 2013 vintage CRE loan.

(6)

Core Earnings, adjusted exclude a non-recurring charge of $(7.5) million, or $(0.24) per common share-diluted, for the year ended December 31, 2018 in connection with the redemption of the Company’s 8.25% Series B Cumulative Redeemable Preferred Stock.

(7)

Core Earnings, adjusted exclude an impairment charge of $(934,000), or $(0.03) per common share-diluted, for the three months and year ended December 31, 2018 in connection with a legacy CMBS investment.

SCHEDULE II

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUMMARY OF SECURITIZATION PERFORMANCE STATISTICS

(unaudited)

Distributions, Coverage Tests and Liquidations

The following table sets forth the distributions received by XAN and coverage test summaries for its active securitizations for the periods presented (in thousands):

	Cash Distributions For the Year Ended		Overcollateralization Cushion (1)
Name	December 31, 2019	December 31, 2018	At December 31, 2019	At the Initial Measurement Date	End of Designated Principal Reinvestment Period
XAN 2018-RSO6 (2)	$17,959	$8,323	$71,186	$25,731	December 2020
XAN 2019-RSO7 (2)	$10,672	$—	$34,356	$34,341	April 2022
Apidos CDO I, Ltd. (3)	$708	$—	N/A	$17,136	N/A
Apidos CDO III, Ltd. (3)	$—	$618	N/A	$11,269	N/A
(1)	Overcollateralization cushion represents the amount by which the collateral held by the securitization issuer exceeds the minimum amount required.
(2)

The designated principal reinvestment period for Exantas Capital Corp. 2018-RSO6, Ltd. and Exantas Capital Corp. 2019-RSO7, Ltd. is the period in which principal repayments can be utilized to purchase loans held outside of the respective securitization that represent the funded commitments of existing collateral in the respective securitization that were not funded as of the date the respective securitization was closed. Additionally, the indenture for each securitization does not contain any interest coverage test provisions.

(3)	Apidos CDO I, Ltd. and Apidos CDO III, Ltd. were substantially liquidated in October 2014 and June 2015, respectively.

The following table sets forth the distributions received by XAN and liquidation details for its liquidated securitizations for the periods presented (in thousands):

	Cash Distributions For the Year Ended		Liquidation Details
Name	December 31, 2019	December 31, 2018	Liquidation Date	Remaining Assets at the Liquidation Date (1)
RCC 2015-CRE3	$—	$3,529	August 2018	$80,632
RCC 2015-CRE4	$—	$4,487	July 2018	$97,825
RCC 2017-CRE5	$12,551	$22,843	July 2019	$112,753
Whitney CLO I, Ltd. (2)	$68	$—	January 2019	$—
(1)	The remaining assets at the liquidation date were distributed to XAN in exchange for its preference shares and equity notes in the securitization.
(2)	Whitney CLO I, Ltd. was substantially liquidated in September 2013.

SCHEDULE III

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

CRE LOAN ACTIVITIES

(unaudited)

The following table summarizes XAN’s CRE loan activities and fundings of previous commitments for the periods then ended (in millions):

	For the Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
New CRE loan commitments	$203.0	$105.1	$243.4	$171.0	$274.9
New CRE preferred equity investment	—	—	8.7	—	—
Total CRE loan commitments and investments	203.0	105.1	252.1	171.0	274.9
Payoffs and paydowns (1)	(182.0)	(256.8)	(136.9)	(67.4)	(203.1)
Previous commitments funded	10.8	7.9	11.3	13.0	13.3
New unfunded loan commitments and investments	(13.6)	(12.0)	(21.3)	(6.3)	(30.5)
Net CRE loans funded (repaid)	18.2	(155.8)	105.2	110.3	54.6

Acquired CRE loans (committed balance)	—	—	210.8	—	—
Payoffs and paydowns	(22.8)	(0.1)	(16.7)	—	—
Previous commitments funded	—	0.2	—	—	—
Acquired unfunded loan commitments	—	—	(14.0)	—	—
Net CRE loans (repaid) acquired	(22.8)	0.1	180.1	—	—

Net CRE loans (repaid) funded and acquired	$(4.6)	$(155.7)	$285.3	$110.3	$54.6
(1)	Activity excludes legacy CRE loans (see Strategic Plan Update).

SCHEDULE IV

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

ECONOMIC BOOK VALUE PER SHARE

(unaudited)

Management views economic book value, a non-GAAP measure, as a useful and appropriate supplement to GAAP stockholders’ equity and common stock book value because it adjusts GAAP common stock book value to account for the face redemption amounts of the Company’s outstanding preferred stock and convertible senior notes. The following table reconciles XAN’s common stock book value per share to its economic book value per share at the dates presented:

	At December 31, 2019	At September 30, 2019	At June 30, 2019	At March 31, 2019	At December 31, 2018
Common stock book value	$14.00	$14.12	$14.06	$14.06	$14.02
Non-cash convertible senior notes’ unamortized discounts	(0.26)	(0.28)	(0.30)	(0.33)	(0.35)
Preferred stock redemption value in excess of carrying value	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Economic book value	$13.61	$13.71	$13.63	$13.60	$13.54

SCHEDULE V

EXANTAS CAPITAL CORP. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Certain Loan Statistics

The following table presents information on XAN’s allowance for CRE loan losses, which excludes fair value adjustments on a legacy CRE asset classified as assets held for sale, at the dates indicated (amounts in thousands, percentages based on amortized cost):

	December 31, 2019	December 31, 2018
	(unaudited)
Allowance for loan losses:
General allowance:
CRE whole loans	$1,460	$1,401
Total general allowance	1,460	1,401
Total allowance for loans	$1,460	$1,401
Allowance as a percentage of total loans	0.1%	0.1%

There was no specific allowance for loan losses at December 31, 2019 or 2018.

The following table presents unaudited CRE loan portfolio statistics at December 31, 2019 (percentages based on carrying value at December 31, 2019):

Loan type:
Whole loans	98.3%
Preferred equity investments	1.4%
Mezzanine loan	0.3%
Total	100.0%

Collateral type:
Multifamily	57.5%
Office	13.4%
Hotel	10.5%
Retail	7.9%
Self-Storage	6.5%
Manufactured Housing	3.5%
Industrial	0.7%
Total	100.0%

Collateral by NCREIF U.S. region:
Mountain (1)	19.5%
Southwest (2)	19.4%
Southeast (3)	17.6%
Pacific (4)	13.9%
Mid Atlantic (5)	11.9%
Northeast (6)	11.8%
East North Central	5.3%
West North Central	0.6%
Total	100.0%
(1)	CRE loans in Arizona and Nevada represent 9.0% and 7.1%, respectively, of the total loan portfolio.
(2)	CRE loans in Texas represent 17.5% of the total loan portfolio.
(3)	CRE loans in Florida and Georgia represent 10.5% and 6.4%, respectively, of the total loan portfolio.
(4)	CRE loans in California represent 12.5% of the total loan portfolio.
(5)	CRE loans in South Carolina represent 5.2% of the total loan portfolio.
(6)	CRE loans in New York represent 6.3% of the total loan portfolio.